EXHIBIT 10.2

AMENDMENT NUMBER FOUR

to the

Letter Agreement

dated as of January 1, 2002

by and among

NEW CENTURY MORTGAGE CORPORATION

NC CAPITAL CORPORATION

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

(as successor to SALOMON BROTHERS REALTY CORP.)

This AMENDMENT NUMBER FOUR (this “Amendment”) is made this 29th day of December, 2003, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (“New Century”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (“NCCC”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (as successor to SALOMON BROTHERS REALTY CORP.), having an address at 390 Greenwich Street, New York, New York 10013 (“Citigroup”) to the LETTER AGREEMENT, dated as of January 1, 2002, among New Century, NCCC and Citigroup, as amended pursuant to Amendment Number One, dated December 23, 2002, Amendment Number Two, dated April 30, 2003 and Amendment Number Three, dated September 16, 2003 (the “Letter Agreement”).

RECITALS

WHEREAS, New Century and NCCC have requested that Citigroup agree to amend the Letter Agreement to extend the term thereof as more expressly set forth below and Citigroup has agreed to such request.

WHEREAS, as of the date of this Amendment, each of New Century and NCCC represents to Citigroup that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Letter Agreement and the Purchase and Sale Agreement, dated as of January 1, 2002, among NCCC, New Century and Citigroup (the “Purchase and Sale Agreement”) and is not in default under the Letter Agreement or the Purchase and Sale Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of December 29, 2003, Paragraph 1(a) of the Letter Agreement is hereby amended by replacing the two occurrences of “December 31, 2003” with “March 31, 2004”.

SECTION 2. Fees and Expenses. NCCC agrees to pay to Citigroup all fees and out of pocket expenses incurred by Citigroup in connection with this

Amendment (including all reasonable fees and out of pocket costs and expenses of Citigroup’s legal counsel incurred in connection with this Amendment), in accordance with Paragraph 5(i) of the Letter Agreement.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Letter Agreement.

SECTION 4. Representations. In order to induce Citigroup to execute and deliver this Amendment, NCCC and New Century hereby represent to Citigroup that as of the date hereof, after giving effect to this Amendment, each of NCCC and New Century is in full compliance with all of the terms and conditions of the Letter Agreement and the Purchase and Sale Agreement and no Termination Event or material adverse change has occurred under the Letter Agreement and no Seller default or Seller Event of Default has occurred under the Purchase and Sale Agreement.

SECTION 5. Limited Effect. This Amendment shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment, the Letter Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Letter Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter Agreement, any reference in any of such items to the Letter Agreement being sufficient to refer to the Letter Agreement as amended hereby.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, NCCC, New Century and Citigroup have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ EVAN J. MITNICK

Name: Title:	Evan J. Mitnick Director

NC CAPITAL CORPORATION

By:	/s/ KEVIN CLOYD

Name: Title:	Kevin Cloyd President

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD

Name: Title:	Kevin Cloyd Senior Vice President

The undersigned Guarantor under the Limited Guaranty dated as of January 1, 2002, hereby acknowledges and agrees to the amendment and modification to the Letter Agreement made pursuant to this Amendment.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD

Name: Title:	Kevin Cloyd Senior Vice President